Putnam Capital Spectrum Fund - period ended 4/30/17

Item 77QI: Incorporation by Reference

Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated February 27, 2014; Schedule A amended as of
October 27, 2016  Incorporated by reference to Post-Effective Amendment
No. 247 to the Registrants Registration Statement filed on November 25, 2016.